UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2009

CANUSA CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-144279	N/A
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19655 Descartes, Foothill Ranch, CA 92610

(Address of principal executive offices) (Zip code)

(949) 465-0065

(Registrant's telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2009, the Registrant (the “Company”) entered into a Purchase Agreement between the Company, one of the Company’s shareholders, Athanasios Tsiodras (the “Seller”), and Nicholas R. Toms (“Buyer”), and pursuant thereto the Buyer purchased and the Seller sold, an aggregate of 1,500,000 previously issued and outstanding shares of the Company's restricted common stock, comprising 60 % of the issued and outstanding capital stock of the Company, for the aggregate purchase price of $250,000, or $0.055 per share, from funds held by Mr. Toms. All of the Company's current officers and directors agreed to resign and the Buyer's nominee, Mr. Nicolas R. Toms was appointed to fill the vacancy on the Board resulting in connection with the stock purchase transaction.

Item 5.01 Changes in Control of Registrant.

Upon the closing of the Purchase, the Buyer acquired 1,500,000 shares of Common Stock, or approximately 60% of the issued and outstanding Common Stock, and attained voting control of the company.

We are presently authorized to issue 100,000,000 shares of common stock. Prior to the closing, as of April 28, 2009, 2,500,000 shares of common stock were issued and outstanding. After the closing, as of April 28, 2009, there are 2,500,000 shares of Common Stock issued and outstanding.

The following table sets forth certain information, as of April 28, 2009 with respect to the beneficial ownership of the Company’s outstanding common stock.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock (1)
Nicholas R. Toms 19655 Descartes, Foothill Ranch, California 92610-2609	1,500,000	60%
All officers and directors as a group (1 person)	1,500,000	60%

(1)

Applicable percentage ownership is based on an assumption of 2,500,000 shares of common stock outstanding as of April 28, 2009, together with other securities exercisable or convertible into shares of common stock within 60 days of such date by each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently obtainable or obtainable within 60 days of April 28, 2009 by exercise or conversion of other securities are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Mr. Toms has sole voting and investment power over the shares beneficially owned.

The Company is a “shell company”, as defined in Rule 12b-2 of the Exchange Act prior to the change of control. In accordance with paragraph (8) of Item 5.01 of Form 8-K, the Company is required to provide the information that would be required if the Company were filing a Form 10 registration statement under the Exchange Act. The following Form 10 information is provided below.

ITEM 1. BUSINESS

We are an exploration stage company engaged in the acquisition and exploration of mineral properties. We currently own a 100% undivided interest in a mineral property located in Esmeralda County, State of Nevada that we call the “Dap Property.” We are currently conducting mineral exploration activities on the Dap Property in order to assess whether it contains any commercially exploitable mineral reserves. Currently there are no known mineral reserves on the Dap Property.

There is the likelihood of our mineral claim containing little or no economic mineralization or reserves of silver and other minerals. We are presently in the exploration stage of our business and we can provide no assurance that any commercially viable mineral deposits exist on our mineral claims, that we will discover commercially exploitable levels of mineral resources on our property, or, if such deposits are discovered, that we will enter into further substantial exploration programs. Further exploration is required before a final determination can be made as to whether our mineral claims possess commercially exploitable mineral deposits. If our claim does not contain any reserves all funds that we spend on exploration will be lost.

As of April 28, 2009 we had generated no revenues. We have been issued an opinion by our auditor that raises substantial doubt about our ability to continue as a going concern based on our current financial position.

ACQUISITION OF THE DAP PROPERTY

In February, 2007, we purchased a 100% undivided interest in a mineral claim known as the Dap 1-4 Mineral Claims for a price of $7,000. The claims are staked and recorded in the name of Canusa Capital Corp. We engaged James McLeod, P.Geo. to prepare a geological evaluation report on the Dap Property. Mr. Mcleod is a consulting professional engineer in the Geological Section of the Association of Professional Engineers and Geoscientists of British Columbia and a Fellow of the Geological Association of Canada. Mr. McLeod attended the University of British Columbia and holds a Bachelor of Science degree in geology. The work completed by Mr. McLeod in preparing the geological report consisted of a review of geological data from previous exploration within the region. The acquisition of this data involved the research and investigation of historical files to locate and retrieve data information acquired by previous exploration companies in the area of the mineral claims. We received the geological evaluation report on the Dap Property entitled “Review and Recommendations Dap 1-4 Mineral Claims North Paymaster Canyon, Esmeralda County, Nevada, USA” prepared by Mr. McLeod on February 22, 2007. The geological report summarizes the results of the history of the exploration of the mineral claims, the regional and local geology of the mineral claims and the mineralization and the geological formations identified as a result of the prior exploration. The geological report also gives conclusions regarding potential mineralization of the mineral claims and recommends a further geological exploration program on the mineral claims. The description of the Dap Property provided below is based on Mr. McLeod's report.

DESCRIPTION OF PROPERTY

The property owned by Canusa Capital, on which the net proceeds of our recent offering will be spent, is the Dap 1-4 Mineral Claims which is comprised of four contiguous claims totaling 82.64 acres, located in Esmeralda County, Nevada, USA. The Dap Property lies in the west central area of the State of Nevada southwest of the town of Tonopah and is accessible from Highway 95 by traveling south of the Town for 11 miles to the Paymaster Canyon cut-off and then traveling southwest for 6 miles to the property. The claims were recorded with the County and the Bureau of Land Management. In August, 2008, we will be required to make a filing that discloses our intent to do field work and record it as assessment work with the BLM. Dap Property, recorded with the Bureau of Land Management as follows:

Name of Mineral Claim	Transaction Number	Annual Filing
Dap 1-4	1493131	September 1, 2008

CLIMATE AND GENERAL PHYSIOGRAPHY

The area experiences about 4” to 8” of precipitation annually of which about 20% may occur as a snow equivalent. This amount of annual precipitation reflects a climatic classification of arid to semi-arid. The summers can experience hot weather; middle 60's to 70's F (degrees) average with high spells of 100+F (degrees) while the winters are generally more severe than the dry belt to the west and can last from December through February. Temperatures experienced during mid-winter average for January of from the high 20's to the low 40's F (degrees) with low spells down to -20F (degrees). The claim area ranges in elevation from 5,580' to 5,830' mean sea level. The physiographic setting of the property can be described as open desert in the valleys within a mosaic of rugged mountain ranges in an interior plateau setting. The area has been altered on the surface both by fluvial and wind erosion and the depositional (drift cover) effects of in-filling. Thickness of drift cover in the valleys may vary considerable. Surface water occurrences are rare, springs are sparse and subsurface aquifers are accessed by drilling wells where allowed. The physiography of the Dap mineral claim area is low rounded to high rugged mountainous ranges that in the immediate area are accurate in topographic shape with intervening broader valleys. Much of this area with many broad open valleys and spiny mountain ridges hosts sagebrush and other desert plants on the low hill slopes. Joshua trees and cacti, such as the prickly pear grow as far north as Goldfield. Juniper and pinion growing above 6,500' with pinion becoming more dominant at higher elevations. At elevations in the range of 7,500' along water courses can be found small groves of trembling aspen.

INFRASTRUCTURE

The town of Tonopah offers much of the necessary infrastructure required to base and carry-out an exploration program (accommodations, communications, equipment and supplies). Larger or specialized equipment can likely be acquired in the City of Las Vegas lying 209 miles by paved road (Highway 95) to the south. Infrastructure such as highways and secondary roads, communications, accommodations and supplies that are essential to carrying-out an exploration and development program are at hand, between Tonopah, Goldfield and Las Vegas. There is not a plant or any equipment currently located on the property. The initial exploration phases will be supported by generators. Water required for exploration and development of the claim is available.

HISTORY

To our knowledge, there has been no previous exploration or mining operations on the Dap Property. The recorded mining history of the general area dates from the 1860's when prospectors passed through heading north and west. The many significant lode gold, silver and other mineral product deposits developed in the area was that of the Goldfield Camp, 1905; Coaldale Coal Field, 1913; Divide Silver Mining District, 1921 and the Candalaria silver-gold mine which operated as an underground lode gold deposit in 1922 and again in the 1990's as an open cut, cyanide heap leach operation.

REGIONAL GEOLOGY

The regional geology of Nevada is depicted as being underlain by all types of rock units. These appear to range from oldest to youngest in an east to west direction, respectively. The oldest units are found to occur in the southeast corner of the state along the Colorado River. The bedrock units exhibit a north-south fabric of alternating west-west ranges and valleys. This feature may suggest E-W compression that may have expression as low angle thrust faults on the west and east walls of Paymaster Canyon (see Figure 3a). Faulting plays a large part in many areas of Nevada and an even larger part in the emplacement of mineral occurrences and ore bodies.

LOCAL GEOLOGY

The local geology about the Paymaster Canyon, which lies approximately 15 air miles to the southwest of Tonopah, NV, reveals a North-South trending, elongate or elliptical blind-basin bounded, i.e. closed off around much of its perimeter by rock exposures. Throughout this outcropping ring-shaped feature are abundant, scattered rock exposures of Lower - Middle Paleozoic carbonate and aphanitic to very fine grain sized sediments, as quartzite, siltstone, claystone and more abundant limestone. Some traditional metamorphic rocks are interlayered. Jurassic and more abundant Tertiary age intrusive rocks dominate the northern end of the canyon ring while older Lower Paleozoic sedimentary and lesser metamorphic equivalents are more abundant in the southern part of the Paymaster basin.

PROPERTY GEOLOGY AND MINERALIZATION

The geology of the Dap Property area may be described as being covered by Quaternary desert wash, collovium, alluvium and playa deposits and some Lower Paleozoic limestone. This young covered basin within a larger surrounding area of rock exposure and known mineral occurrences exhibiting a good geological setting and an excellent target area in which to conduce mineral exploration. Thrust faulting is abundant within the periphery rock exposures at the north-end of the Paymaster Canyon with younger Ordovician limestone and shale units lying on the older Lower Cambrian sedimentary rock units. The oldest meta-sedimentary units can be overlain by granitic rocks of Jurassic age or Tertiary age volcanic rock on andesite to rhyolite composition. The outcrops partially surrounding or flanking the alluvial covered valley underlying the mineral claim area suggests mineral occurrences or structurally prepared bedrock could be sought after in those areas. By far the largest production in the County comes from the vein-type of gold and silver occurrences in quartz fissures in either pre-Tertiary volcanic or Tertiary volcanic host rocks.

CONCLUSIONS OF GEOLOGICAL REPORT

The geological evaluation report we obtained on the Dap Property states the property is favorably located for the possible discovery of a large, probably low grade mineral deposit of base and/or precious metals or other mineral of soft economic consideration that have open pit and/or underground mining potential. If such a deposit exists, it may occur under the drift or overburden covered areas of the Dap 1-4 mineral claims.

RECOMMENDATIONS OF GEOLOGICAL REPORT AND THE GEOLOGICAL EXPLORATION PROGRAM

COMPETITION

In his geological report, Mr. McLeod, recommended that a three phase continuing exploration program be undertaken on the property. The three phase program consists of the following:

Phase	Exploration Program	Cost	Status
Phase 1	Detailed Prospecting, mapping and soil geochemistry.	$10,000	Currently being undertaken
Phase 2	Magnetometer and VLF electromagnetic, grid controlled surveys over the areas of interest determined by the Phase 1 survey. Included in this estimated cost is transportation, accommodation, board, grid installation, two geophysical surveys, maps and report.	$10,000	Expected to be completed in 2009 (depending on the results of Phase 1, and consulting geologist’s schedule).
Phase 3	Induced polarization survey over grid controlled anomalous area of interest outlined by Phase 1 and 2 fieldwork. Hoe or bulldozer trenching, mapping and sampling of bedrock anomalies. Includes assays, detailed maps and reports.	$30,000	Expected to be completed in 2009 (depending on the results of Phase 2, and consulting geologist’s schedule).
		$50,000

COMPETITION

We are an exploration stage company. We do not compete directly with anyone for the exploration or removal of minerals from our property as we hold all interest and rights to the claim. Readily available commodities markets exist in the U.S. and around the world for the sale of gold, silver and other minerals. Therefore, we will likely be able to sell any gold, silver or other minerals that we are able to recover. We will be subject to competition and unforeseen limited sources of supplies in the industry in the event spot shortages arise for supplies such as dynamite, and certain equipment such as bulldozers and excavators that we will need to conduct exploration. If we are unsuccessful in securing the products, equipment and services we need we may have to suspend our exploration plans until we are able to do so. We compete with other mineral resource exploration and development companies for financing and for the acquisition of new mineral properties. Many of the mineral resource exploration and development companies with whom we compete have greater financial and technical resources than us. Accordingly, these competitors may be able to spend greater amounts on acquisitions of mineral properties of merit, on exploration of their mineral properties and on development of their mineral properties. In addition, they may be able to afford greater geological expertise in the targeting and exploration of mineral properties. This competition could result in competitors having mineral properties of greater quality and interest to prospective investors who may finance additional exploration and development. This competition could adversely impact on our ability to finance further exploration and to achieve the financing necessary for us to develop our mineral properties.

EMPLOYEES AND EMPLOYMENT AGREEMENTS

We have no employees other than our officer and director. Mr. Toms, our sole officer and director will devote approximately 5 - 6 hours per week to company matters. He plans to devote as much time as the Board of Directors determines is necessary to manage the affairs of the company. There are no formal employment agreements or compensation plan between the company and our current employees. We conduct our business largely through consultants.

RESEARCH AND DEVELOPMENT EXPENDITURES

We have not incurred any research expenditures since our incorporation.

BANKRUPTCY OR SIMILAR PROCEEDINGS

There has been no bankruptcy, receivership or similar proceeding.

REORGANIZATIONS, PURCHASE OR SALE OF ASSETS

There have been no material reclassifications, mergers, consolidations, or purchase or sale of a significant amount of assets not in the ordinary course of business.

COMPLIANCE WITH GOVERNMENT REGULATION

We are required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to the exploration of minerals in the United States generally, and in the state of Nevada specifically. We are also subject to the regulations of the Bureau of Land Management, Department of the Interior.

PATENTS AND TRADEMARKS

We do not own, either legally or beneficially, any patents or trademarks.

NEED FOR GOVERNMENT APPROVAL FOR ITS PRODUCTS OR SERVICES

We are not required to apply for or have any government approval for our product or services.

REPORTS TO SECURITIES HOLDERS

We provide an annual report that includes audited financial information to our shareholders. We will make our financial information equally available to any interested parties or investors through compliance with the disclosure rules for a small business issuer under the Securities Exchange Act of 1934. We are subject to disclosure filing requirements, including filing Form 10-K annually and Form 10-Q quarterly. In addition, we will file Form 8-K and other proxy and information statements from time to time as required. We do not intend to voluntarily file the above reports in the event that our obligation to file such reports is suspended under the Exchange Act. The public may read and copy any materials that we file with the Securities and Exchange Commission, (“SEC”), at the SEC's Public Reference Room at 100 F Street NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

ITEM 1A RISK FACTORS

OUR LIMITED OPERATING HISTORY MAKES IT DIFFICULT FOR US TO EVALUATE OUR FUTURE BUSINESS PROSPECTS AND MAKE DECISIONS BASED ON THOSE ESTIMATES OF OUR FUTURE PERFORMANCE.

We have a limited operating history which makes it difficult to evaluate our business on the basis of historical operations. As a consequence, it is difficult, if not impossible, to forecast our future results based upon our historical data. Reliance on our historical results may not be representative of the results we will achieve. Because of the uncertainties related to our lack of historical operations, we may be hindered in our ability to anticipate and timely adapt to increases or decreases in sales, product costs or expenses. If we make poor budgetary decisions as a result of unreliable historical data, we could be less profitable or incur losses, which may result in a decline in our stock price.

WE ARE AN EXPLORATION STAGE COMPANY, HAVE RECENTLY AUTHORIZED THE COMMENCEMENT OF EXPLORATION ACTIVITIES ON OUR CLAIMS BUT HAVE NOT YET RECEIVED ANY RESULTS FROM THE GEOLOGIST. WE EXPECT TO INCUR OPERATING LOSSES FOR THE FORESEEABLE FUTURE.

We have authorized the geologist to begin phase one of the exploration program on the Dap 1-4 Mineral Claims but have not yet received any results. Accordingly, we have no way to evaluate the likelihood that our business will be successful. We were incorporated on December 27, 2006 and to date have been involved primarily in organizational activities and the acquisition of the mineral claims. We have not earned any revenues. Investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates. Prior to completion of our exploration stage, we anticipate that we will incur increased operating expenses without realizing any revenues. We expect to incur significant losses into the foreseeable future. We recognize that if production of minerals from the claims, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and it is doubtful that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

WE HAVE YET TO EARN REVENUE AND OUR ABILITY TO SUSTAIN OUR OPERATIONS IS DEPENDENT ON OUR ABILITY TO GENERATE REVENUE OR RAISE FINANCING IF REQUIRED. AS A RESULT, OUR ACCOUNTANT BELIEVES THERE IS SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN.

We have accrued net losses of $44,321 for the period from our inception on December 27, 2006 to January 30, 2009, and have no revenues to date. Our future is dependent upon future profitable operations from the development of our mineral claims or our ability to obtain financing. These factors raise substantial doubt that we will be able to continue as a going concern. George Stewart, our independent auditor, has expressed substantial doubt about our ability to continue as a going concern. If we are not able to complete our business plan we may have to liquidate our business and investors may lose their investment.

BECAUSE OF THE UNIQUE DIFFICULTIES AND UNCERTAINTIES INHERENT IN MINERAL EXPLORATION VENTURES, WE FACE A HIGH RISK OF BUSINESS FAILURE.

You should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates. The Dap Property does not contain a known body of any commercial minerals and, therefore, any program conducted on the Dap Property would be an exploratory search of any minerals There is no certainty that any expenditures made in the exploration of the Dap Property will result in discoveries of any commercial quantities of minerals. Most exploration projects do not result in the discovery of commercially mineable mineral deposits. Problems such as unusual or unexpected formations and other conditions are common to mineral exploration activities and often result in unsuccessful exploration efforts. If the results of our exploration program do not reveal viable commercial mineralization, we may decide to abandon our claim and acquire new claims for new exploration. Our ability to acquire additional claims will be dependent upon our possessing adequate capital resources when needed. If no funding is available, we may be forced to abandon our operations.

WE HAVE NO KNOWN MINERAL RESERVES AND IF WE CANNOT FIND ANY, WE MAY HAVE TO

CEASE OPERATIONS.

We have no known mineral reserves. If we do not find any commercially exploitable mineral reserves or if we cannot complete the exploration of any mineral reserves, either because we do not have the money to do so or because it is not economically feasible to do so, we may have to cease operations and you may lose your investment. Mineral exploration is highly speculative. It involves many risks and is often non-productive. Even if we are able to find mineral reserves on our property our production capability will be subject to further risks including:

-

The costs of bringing the property into production including exploration work, preparation of production feasibility studies, and construction of production facilities, all of which we have not budgeted for;

-	The availability and costs of financing;
-	The ongoing costs of production; and
-	Risks related to environmental compliance regulations and restraints.

The marketability of any minerals acquired or discovered may be affected by numerous factors which are beyond our control and which cannot be accurately predicted, such as market fluctuations, the lack of milling facilities and processing equipment near the Dap Property, and other factors such as government regulations, including regulations relating to allowable production, the importing and exporting of minerals, and environmental protection. Given the above noted risks, the chances of our finding and commercially exploiting reserves on our mineral properties are remote and funds expended on exploration will likely be lost.

BECAUSE OF THE INHERENT DANGERS INVOLVED IN MINERAL EXPLORATION, THERE IS A RISK THAT WE MAY INCUR LIABILITY OR DAMAGES AS WE CONDUCT OUR BUSINESS.

The search for valuable minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure. At the present time we have no insurance to cover against these hazards. The payment of such liabilities may result in our inability to complete our planned exploration program and/or obtain additional financing to fund our exploration program.

AS WE UNDERTAKE EXPLORATION OF OUR MINERAL CLAIMS, WE WILL BE SUBJECT TO COMPLIANCE WITH GOVERNMENT REGULATION THAT MAY INCREASE THE ANTICIPATED COST OF OUR EXPLORATION PROGRAM.

There are several governmental regulations that materially restrict mineral exploration. We will be subject to the laws of the State of Nevada as we carry out our exploration program. We may be required to obtain work permits, post bonds and perform remediation work for any physical disturbance to the land in order to comply with these laws. If we enter the production phase, the cost of complying with permit and regulatory environment laws will be greater because the impact on the project area is greater. Permits and regulations will control all aspects of the production program if the project continues to that stage.

Examples of regulatory requirements include:

(a)  Water discharge will have to meet drinking water standards;

(b)  Dust generation will have to be minimal or otherwise re-mediated;

(c)  Dumping of material on the surface will have to be re-contoured and re-vegetated with natural vegetation;

(d)  An assessment of all material to be left on the surface will need to be environmentally benign;

(e)  Ground water will have to be monitored for any potential contaminants;

(f)  The socio-economic impact of the project will have to be evaluated and if deemed negative, will have to be remediated; and

(g)  There will have to be an impact report of the work on the local fauna and flora including a study of potentially endangered species.

There is a risk that new regulations could increase our costs of doing business and prevent us from carrying out our exploration program. We will also have to sustain the cost of reclamation and environmental remediation for all exploration work undertaken. Both reclamation and environmental remediation refer to putting disturbed ground back as close to its original state as possible. Other potential pollution or damage must be cleaned-up and renewed along standard guidelines outlined in the usual permits. Reclamation is the process of bringing the land back to its natural state after completion of exploration activities. Environmental remediation refers to the physical activity of taking steps to remediate, or remedy, any environmental damage caused. The amount of these costs is not known at this time as we do not know the extent of the exploration program that will be undertaken beyond completion of the recommended work program. If remediation costs exceed our cash reserves we may be unable to complete our exploration program and have to abandon our operations.

BECAUSE OUR SOLE OFFICER AND/OR DIRECTORS DO NOT HAVE FORMAL TRAINING SPECIFIC TO THE TECHNICALITIES OF MINERAL EXPLORATION, THERE IS A HIGHER RISK OUR BUSINESS WILL FAIL.

Our sole officer and directors is Nicholas R. Toms. Mr. Toms does not have any formal training as a geologist or in the technical aspects of management of a mineral exploration company. With no direct training or experience in these areas, our management may not be fully aware of the specific requirements related to working within this industry. Our management's decisions and choices may not take into account standard engineering or managerial approaches mineral exploration companies commonly use. Consequently, our operations, earnings, and ultimate financial success could suffer irreparable harm due to management's lack of experience in this industry.

THERE IS A RISK THAT OUR PROPERTY DOES NOT CONTAIN ANY KNOWN BODIES OF ORE RESULTING IN ANY FUNDS SPENT ON EXPLORATION BEING LOST.

There is the likelihood of our mineral claim containing little or no economic mineralization or reserves. We have a geological report detailing previous exploration in the area, and the claim has been staked per Nevada regulations.

However, there is the possibility that previous work conducted was not carried out properly and our claim does not contain any reserves, resulting in any funds spent on exploration being lost.

BECAUSE WE HAVE NOT SURVEYED THE DAP 1-4 CLAIMS, WE MAY DISCOVER MINERALIZATION ON THE CLAIMS THAT IS NOT WITHIN OUR CLAIM BOUNDARIES.

While we have conducted a mineral claim title search, this should not be construed as a guarantee of claim boundaries. Until he claim is surveyed, the precise location of the boundaries of the claim may be in doubt. If we discover mineralization that is close to the claim boundaries, it is possible that some or all of the mineralization may occur outside the boundaries. In such a case we would not have the right to extract those minerals.

IF WE DISCOVER COMMERCIAL RESERVES OF PRECIOUS METALS ON OUR MINERAL PROPERTY, WE CAN PROVIDE NO ASSURANCE THAT WE WILL BE ABLE TO SUCCESSFULLY ADVANCE THE MINERAL CLAIMS INTO COMMERCIAL PRODUCTION.

If our exploration program is successful in establishing ore of commercial tonnage and grade, we will require additional funds in order to advance the claim into commercial production. Obtaining additional financing would be subject to a number of factors, including the market price for the minerals, investor acceptance of our claims and general market conditions. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us. The most likely source of future funds is through the sale of equity capital. Any sale of share capital will result in dilution to existing shareholders. We may be unable to obtain any such funds, or to obtain such funds on terms that we consider economically feasible.

IF ACCESS TO OUR MINERAL CLAIMS IS RESTRICTED BY INCLEMENT WEATHER, WE MAY BE DELAYED IN OUR EXPLORATION AND ANY FUTURE MINING EFFORTS.

It is possible that snow or rain could cause the mining roads providing access to our claims to become impassable. If the roads are impassable we would be delayed in our exploration timetable.

BASED ON CONSUMER DEMAND, THE GROWTH AND DEMAND FOR ANY ORE WE MAY RECOVER FROM OUR CLAIMS MAY BE SLOWED, RESULTING IN REDUCED REVENUES TO THE COMPANY.

Our success will be dependent on the growth of demand for ores. If consumer demand slows our revenues may be significantly affected. This could limit our ability to generate revenues and our financial condition and operating results may be harmed.

BECAUSE OUR CURRENT OFFICER AND DIRECTORS HAVE OTHER BUSINESS INTERESTS, THEY MAY NOT BE ABLE OR WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS, CAUSING OUR BUSINESS TO FAIL.

Mr. Toms, our sole officer and director will devote approximately 5 - 6 hours per week providing management services to us. While they presently possess adequate time to attend to our interest, it is possible that the demands on them from other obligations could increase, with the result that they would no longer be able to devote sufficient time to the management of our business. This could negatively impact our business development.

SPECIFIC RISKS RELATING TO OUR COMMON STOCK

WE HAVE NOT PAID DIVIDENDS IN THE PAST AND DO NOT EXPECT TO PAY DIVIDENDS IN THE FUTURE. ANY RETURN ON INVESTMENT MAY BE LIMITED TO THE VALUE OF OUR COMMON STOCK.

We have never paid cash dividends on our common stock and do not anticipate paying cash dividends in the foreseeable future. The payment of dividends on our common stock would depend on earnings, financial condition and other business and economic factors affecting it at such time as the Board of Directors may consider relevant. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if its stock price appreciates.

THERE IS A LIMITED MARKET FOR OUR COMMON STOCK WHICH MAY MAKE IT MORE DIFFICULT TO DISPOSE OF YOUR STOCK.

Our common stock is currently quoted on the Over the Counter Bulletin Board under the symbol “CUSA”. There is a limited trading market for our common stock. Accordingly, there can be no assurance as to the liquidity of any markets that may develop for our common stock, the ability of holders of our common stock to sell our common stock, or the prices at which holders may be able to sell our common stock.

A SALE OF A SUBSTANTIAL NUMBER OF SHARES OF CANUSA'S COMMON STOCK MAY CAUSE THE PRICE OF ITS COMMON STOCK TO DECLINE.

If Canusa’s stockholders sell substantial amounts of Canusa’s common stock in the public market, the market price of its common stock could fall. These sales also may make it more difficult for the Company to sell equity or equity-related securities in the future at a time and price that the Company deems reasonable or appropriate. Stockholders who have been issued shares in the Acquisition will be able to sell their shares pursuant to Rule 144 under the Securities Act of 1933, beginning one year after the stockholders acquired their shares.

OUR COMMON STOCK IS SUBJECT TO THE “PENNY STOCK” RULES OF THE SEC AND THE TRADING MARKET IN OUR SECURITIES IS LIMITED, WHICH MAKES TRANSACTIONS IN OUR STOCK CUMBERSOME AND MAY REDUCE THE VALUE OF AN INVESTMENT IN OUR STOCK.

The SEC has adopted Rule 3a51-1 which establishes the definition of a “penny stock”, for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, Rule 15g-9 requires:

•	that a broker or dealer approve a person's account for transactions in penny stocks; and
•	that the broker or dealer receives from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person; and
•

make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

•	sets forth the basis on which the broker or dealer made the suitability determination; and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

ITEM 2. FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS

Forward Looking Statements

Some of the statements contained in this Form 8-K that are not historical facts are “forward-looking statements” which can be identified by the use of terminology such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting our operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

•	Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;
•	Our ability to raise capital when needed and on acceptable terms and conditions;
•	The intensity of competition; and
•	General economic conditions.

All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

RESULTS OF OPERATIONS

We are still in our exploration stage and have generated no revenues to date.

Year Ended April 30, 2008 Compared with the Year Ended April 30, 2007

We incurred operating expenses of $17,244 for the year ended April 30, 2008. For the year ended April 30, 2007 we incurred operating expenses of $7,631. These expenses consisted of exploration costs, general operating expenses and professional fees incurred in connection with the day to day operation of our business and the preparation and filing of our periodic reports. As of April 30, 2008, there was $8,731 owed to a director of the company, for which there is no specific terms of repayment. Our net loss from inception through April 30, 2008 was $24,875.

Nine Months Ended January 31, 2009 Compared with the Nine Months Ended January 31, 2008

We incurred operating expenses of $8,826 for the three months ended January 31, 2009. For the same period ended January 31, 2008 operating expenses were $2,133. These expenses consisted of general operating expenses and professional fees incurred in connection with the day to day operation of our business and the preparation and filing of our periodic reports. As of January 31, 2009, there was $11,947 owed to a director of the company, for which there is no specific terms of repayment. Our net loss from inception through January 31, 2009 was $44,321.

Our auditors have issued a going concern opinion. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay our bills. This is because we have not generated revenues and no revenues are anticipated until we begin removing and selling minerals. There is no assurance we will ever reach that point.

LIQUIDITY AND CAPITAL RESOURCES

Our cash balance at January 31, 2009 and April 30, 2008 was $126 and $16,356, respectively. If we experience a shortage of funds prior to completing our first two exploration phases we may utilize funds from a director who has informally agreed to advance funds to allow us to pay for business operations, however our director has no formal commitment, arrangement or legal obligation to advance or loan funds to us.

OFF-BALANCE SHEET ARRANGEMENTS

We have no off-balance sheet arrangements.

PLAN OF OPERATION

Our plan of operation for the twelve months is to complete the first two phases of the exploration program on our claims consisting of detailed prospecting, mapping, soil geochemistry, and magnetometer and VLF electromagnetic surveys. In addition to the $15,000 we anticipate spending for the remainder of the first two phases of the exploration program as outlined below, we anticipate spending an additional $3,000 on professional fees, including fees payable in complying with reporting obligations, and general administrative costs. Total expenditures over the next 12 months are therefore expected to be approximately $18,000.

The following work program has been recommended by the professional geologist who prepared the geology report for our Dap 1-4 Mineral Claims, North Paymaster Canyon Area, Esmeralda County, Nevada.

The following three phase exploration proposal and cost estimates are offered with the understanding that consecutive phases are contingent upon positive (encouraging) results being obtained from each preceding phase and additional funding for Phase 3:

Phase 1	Detailed Prospecting, mapping and soil geochemistry	$10,000

Phase 2	Magnetometer and VLF electromagnetic: Grid controlled surveys	$10,000
over the areas of interest determined by the Phase 1 survey.
Included in this estimated cost is transportation, accommodation, board, grid installation, two geophysical surveys, maps and report

Phase 3	Induced polarization survey over grid:	$30,000
Controlled anomalous area of interest outlined by Phase 1
and 2 field work. Hoe or bulldozer trenching, mapping and
sampling of bedrock anomalies. Includes assays, detailed maps and reports.

TOTAL ESTIMATED COSTS	$50,000

The above program costs are management's estimates based upon the recommendations of the professional mining geologist's report and the actual project costs may exceed our estimates.

We have authorized James McLeod, the professional geologist, who prepared the geology report on the Dap mining claims, to commence the first phase of our exploration program which consists of detailed prospecting, mapping and soil geochemistry. We have a verbal agreement with Mr. McLeod to retain his services for all of our planned exploration program. We will require additional funding to proceed with the Phase 3 exploration work on the claim. At this date, we have no current plans on how to raise the additional funding. We cannot provide investors with any assurance that we will be able to raise sufficient funds to proceed with any work after the first two phases of the exploration program.

ITEM 3. PROPERTIES

We currently do not own any physical property or own any real property. We purchased the Dap Property at a cost of $7,000. Title to the Dap Property is held by Canusa Capital Corp. We currently utilize space provided to us on a rent free basis from our officer and director, Nicolas R. Toms at 19655 Descartes, Foothill Ranch, California 92610. Management believes the current premises are sufficient for its needs at this time.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL ONWERS AND MANAGEMENT

The following table sets forth certain information, as of April 28, 2009 with respect to the beneficial ownership of the Company’s outstanding common stock.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock (1)
Nicholas R. Toms 19655 Descartes, Foothill Ranch, California 92610-2609	1,500,000	60%
All officers and directors as a group (1 person)	1,500,000	60

(1)

Applicable percentage ownership is based on an assumption of 2,500,000 shares of common stock outstanding as of April 28, 2009, together with other securities exercisable or convertible into shares of common stock within 60 days of such date by each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently obtainable or obtainable within 60 days of April 28, 2009 by exercise or conversion of other securities are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS

Below are the names and certain information regarding Canusa’s officers and directors following the Merger with Decisionpoint.

Name	Age	Position

Nicholas R. Toms	60	Chief Executive Officer, President and Chairman

Officers are elected annually by the Board of Directors (subject to the terms of any employment agreement), at its annual meeting, to hold such office until an officer’s successor has been duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board.

Background of Executive Officer and Director

Nicholas R. Toms, Chairman, Chief Executive Officer, President and Director

Mr. Toms became CEO of Decisionpoint as of December 31, 2003, when an ESOP that he organized together with Mr. Rowley acquired Decisionpoint. As a former corporate finance/M&A attorney with Skadden Arps Slate Meagher & Flom, Mr. Toms is an entrepreneur and has been involved with middle market businesses for the past several years. He also serves as CEO of Cape Systems Group, Inc. (formerly Vertex Interactive, Inc.), a provider of warehouse management software systems. In 1989, Mr. Toms founded Peak Technologies where he served as Chairman, President and CEO. In 1997, Peak was sold to Moore Corporation in a transaction valued at approximately $300 million. In 1986, an investor group of which Mr. Toms was a principal, orchestrated the buyout of Thomson T-Line Plc, a publicly traded company based in London, England. Mr. Toms is a graduate of Stellenbosch University (South Africa) in economics and law (LL.B) and New York University (LL.M).

ITEM 6. EXECUTIVE COMPENSATION

No officer of director received any compensation since our inception.

There are no current employment agreements or compensation plan the company and its officer or directors.

Mr. Toms will devote approximately 5 - 6 hours per week to manage the affairs of the company. He has agreed to work with no remuneration until such time as the company receives sufficient revenues necessary to provide management salaries. At this time, we cannot accurately estimate when sufficient revenues will occur to implement this compensation, or what the amount of the compensation will be.

There are no annuity, pension or retirement benefits proposed to be paid to the officer or directors or employees in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the company or any of its subsidiaries, if any.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

ITEM 8. LEGAL PROCEEDINGS

We are not currently a party to any legal proceedings, and we are not aware of any pending or potential legal actions.

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Our common stock is currently traded on the Over-The-Counter Bulletin Board under the symbol “CUSA”. For the periods indicated, the following table sets forth the high and low bid prices per share of common stock. These prices represent inter-dealer quotations without retail markup, markdown, or commission and may not necessarily represent actual transactions.

	Fiscal 2009		Fiscal 2008
COMMON STOCK	High	Low	High	Low

First Quarter	$0.10	$0.10	$0.10	$0.10
Second Quarter	$0.10	$0.10	$0.10	$0.10
Third Quarter	$0.10	$0.10	$0.10	$0.10
Fourth Quarter	$0.10	$0.10	$0.10	$0.10

Dividends

Canusa has never declared or paid any cash dividends on its common stock. Currently, Canusa intends to retain future earnings, if any, to finance the expansion of its business. As a result, Canusa does not anticipate paying any cash dividends in the foreseeable future.

ITEM 10. UNREGISTERED SALES OF EQUITY SECURITIES.

None.

ITEM 11. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

None.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

We plan to enter into indemnification agreements with each of our directors (and our executive officers) on terms that we believe are reasonable, customary, and comparable to those entered into by other publicly traded companies in the United States.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers and Executive Officers.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Audited Financial Statements of Decisionpoint Systems Holding, Inc. as at December 31, 2008 and 2007.

(b) Pro forma financial information.

None

(c) Canusa Company Transactions

(d) Exhibits

Exhibit Number	Description
10.1	Purchase Agreement between the Company, one of the Company’s shareholders, Athanasios Tsiodras, and Nicholas R. Toms, dated April 28, 2009
99.1	Audited Financial Statement as of April 30, 2008 and April 30, 2007
99.2	Unaudited Financial Statements as of January 31, 2009 and January 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANUSA CAPITAL CORP.

Dated: May 4, 2009	By: /s/ Nicholas Toms
Name: Nicholas R. Toms
Title: Chief Executive Officer

Canusa Capital Corp.

(An Exploration Stage Company)

Balance Sheet

	April 30, 2008	April 30, 2007
ASSETS
CURRENT ASSETS
Cash
Savings	19	--
TOTAL CURRENT ASSETS	16,356	500

OTHER ASSETS	--	--

TOTAL OTHER ASSETS	--	--

TOTAL ASSETS	$ 16,356	$ 500

LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Loan from Director	$ 8,731	$ 631

TOTAL CURRENT LIABILITIES	8,731	631

TOTAL LIABILITIES	8,731	631

STOCKHOLDERS' EQUITY
Common stock, ($0.001 par value, 100,000,000 shares authorized;
2,500,000 and 1,500,000 shares issued and outstanding
as of January 31, 2008 and April 30, 2007 respectively	2,500	1,500
Additional paid-in capital	30,000	6,000
Deficit accumulated during Development stage	(24,875)	(7,631)

TOTAL STOCKHOLDERS' EQUITY	7,625	(131)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$ 16,356	$ 500

See Notes to Financial Statements

Canusa Capital Corp.

(An Exploration Stage Company)

Statement of Operations

	Year Ended April 30, 2008	Year Ended April 30, 2007	December 27, 2006 (inception) through April 30, 2008
REVENUES
Revenues	$ --	$ --	$ --
TOTAL REVENUES	--	--	--

GENERAL & ADMINISTRATIVE EXPENSES	17,244	7,631	24,875

TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(17,244)	(7,631)	(24,875)

NET INCOME (LOSS)	$ (17,244)	$ (7,631)	$ (24,875)

BASIC EARNINGS PER SHARE	$ (0.01)	$ (0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1,960,492	1,500,000

See Notes to Financial Statements

Canusa Capital Corp.

(An Exploration Stage Company)

Statement of Changes in Stockholders' Equity

From December 27, 2006 (Inception) through April 30, 2008

	Common Stock	Common Stock Amount	Additional Paid-in Capital	Deficit Accumulated Development During Stage	Total

BALANCE, DECEMBER 27, 2006	$ --	$ --	$ --	$ --	$ --

Stock issued for cash on
December 27, 2006 @ $0.005
per share	1,500,000	1,500	6,000	--	7,500

Net loss, April 30, 2007				(7,631)	(7,631)

BALANCE, APRIL 30, 2007	$1,500,000	$ 1,500	$ 6,000	$ (7,631)	$ (131)

Stock issued for cash
on Oct 10, 2007 @$0.025	80,000	80	1,920	--	2,000
Stock issued for cash
on Oct 19, 2007 @$0.025	80,000	80	1,920	--	2,000
Stock issued for cash
on Oct 22, 2007 @$0.025	80,000	80	1,920	--	2,000
Stock issued for cash
on Oct 24, 2007 @$0.025	60,000	60	1,440	--	1,500
Stock issued for cash
on Oct 26, 2007 @$0.025	40,000	40	960	--	1,000
Stock issued for cash
on Oct 31, 2007 @$0.025	40,000	40	960	--	1,000
Stock issued for cash
on Nov 1, 2007 @$0.025	80,000	80	1,920	--	2,000
Stock issued for cash
on Dec. 4, 2007 @$0.025	540,000	540	12,960	--	13,500

Net loss, April 30, 2008				(17,244)	(17,244)

BALANCE, APRIL 30, 2008	$2,500,000	$ 2,500	$ 30,000	$ (24,875)	$ 7,625

See Notes to Financial Statements

Canusa Capital Corp.

(An Exploration Stage Company)

Statement of Cash Flows

	Year Ended April 30, 2008	Year Ended April 30, 2007	December 27, 2006 (inception) through April 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(17,244)	$ (7,631)	$(24,875)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:

Changes in operating assets and liabilities:
Increase (Decrease) in Loans from Director	$ 8,100	$ 631	$ 8,731

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(9,144)	(7,000)	(16,144)

CASH FLOWS FROM INVESTING ACTIVITIES

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	--	--	--

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	1,000	1,500	2,500
Additional paid-in capital	24,000	6,000	30,000

NET CASH PROVIDED BY (USED IN)
FINANCING ACTIVITIES	25,000	7,500	32,500

NET INCREASE (DECREASE) IN CASH	15,856	500	16,356

CASH AT BEGINNING OF PERIOD	500	--	--

CASH AT END OF YEAR	$ 16,356	$ 500	$ 16,356

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during year for:
Interest	$ --	$ --	$ --

Income Taxes	$ --	$ --	$ --

CANUSA CAPITAL CORP.

(AN EXPLORATION STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

April 30, 2008 and 2007

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Canusa Capital Corp. (the Company) was incorporated on December 27, 2006 under the laws of the State of Delaware. The Company is beneficial owner of Dap 1-4 Mineral Claims, North Paymaster Canyon Area, Esmeralda County, Nevada, USA. The Company is primarily engaged in the acquisition and exploration of mining properties.

The Company has been in the exploration stage since its formation and has not yet realized any revenues from its planned operations. Upon the location of commercially mineable reserves, the Company plans to prepare for mineral extraction and enter the development stage.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The Company reports revenues and expenses using the accrual method of accounting for financial and tax reporting purposes.

USE OF ESTIMATES

Management uses estimates and assumptions in preparing these financial Statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

PRO FORMA COMPENSATION EXPENSE

No stock options have been issued by Canusa Capital Corp. Accordingly, no pro forma compensation expense is reported in these financial statements.

MINERAL PROPERTY ACQUISITION AND EXPLORATION COSTS

The company expenses all costs related to the acquisition and exploration of mineral properties in which it has secured exploration rights prior to establishment of proven and probable reserves. To date, the Company has not established the commercial feasibility of any exploration prospects; therefore, all costs are being expensed.

DEPRECIATION, AMORTIZATION AND CAPITALIZATION

The Company records depreciation and amortization when appropriate using both straight-line and declining balance methods over the estimated useful life of the assets (five to seven years). Expenditures for maintenance and repairs are charged to expense

5

CANUSA CAPITAL CORP.

(AN EXPLORATION STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

April 30, 2008 and 2007

as incurred. Additions, major renewals and replacements that increase the property’s useful life are capitalized. Property sold or retired, together with the related accumulated depreciation is removed from the appropriated accounts and the resultant gain or loss is included in net income.

INCOME TAXES

The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. Under Statement 109, a liability method is used whereby deferred tax assets and liabilities are determined based on temporary differences between basis used for financial reporting and income tax reporting purposes. Income taxes are provided based on tax rates in effect at the time such temporary differences are expected to reverse. A valuation allowance is provided for certain deferred tax assets if it is more likely than not, that the Company will not realize the tax assets through future operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial Accounting Standards statements No. 107, “Disclosures About Fair Value of Financial Instruments”, requires the Company to disclose, when reasonably attainable, the fair market values of its assets and liabilities which are deemed to be financial instruments. The Company’s financial instruments consist primarily of cash and certain investments.

INVESTMENTS

Investments that are purchased in other companies are valued at cost less any impairment in the value that is other that temporary in nature.

PER SHARE INFORMATION

The Company computes per share information by dividing the net loss for the period presented by the weighted average number of shares outstanding during such period.

NOTE 3 – PROVISION FOR INCOME TAXES

The provision for income taxes for the period ended April 30, 2008 represents the minimum state income tax expense of the Company, which is not considered significant.

NOTE 4 – COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is not presently involved in any litigation.

6

CANUSA CAPITAL CORP.

(AN EXPLORATION STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

April 30, 2008 and 2007

NOTE 5 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the FASB issued FASB Interpretation (FIN) No. 48, "Accounting for Uncertainty in Income Taxes--An Interpretation of FASB Statement No. 109" (FIN 48). This Interpretation clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. FIN 48 will also require significant additional disclosures. This Interpretation will be effective for fiscal years beginning after December 15, 2006. We will implement this Interpretation in the first quarter of 2007 on a prospective basis. We are currently evaluating the potential impact this Interpretation will have on our financial position and results of operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157), which provides guidance on how to measure assets and liabilities that use fair value. SFAS 157 will apply whenever another US GAAP standard requires (or permits) assets or liabilities to be measured at fair value but does not expand the use of fair value to any new circumstances. This standard also will require additional disclosures in both annual and quarterly reports. SFAS 157 will be effective for financial statements issued for fiscal years beginning after November 15, 2007, and will be adopted by us beginning in the first quarter of 2008. We are currently evaluating the potential impact this standard may have on our financial position and results of operations, but do not believe the impact of the adoption will be material.

In September 2006, the SEC staff issued Staff Accounting Bulletin (SAB) No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 was issued in order to eliminate the diversity of practice in how public companies quantify misstatements of financial statements, including misstatements that were not material to prior years' financial statements. We will initially apply the provisions of SAB 108 in connection with the preparation of our annual financial statements for the year ending December 31, 2006. We have evaluated the potential impact SAB 108 may have on our financial position and results of operations and do not believe the impact of the application of this guidance will be material.

7

CANUSA CAPITAL CORP.

(AN EXPLORATION STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

April 30, 2008 and 2007

NOTE 6 – GOING CONCERN

Future issuances of the company’s equity or debt securities will be required in order for the company to continue to finance its operations and continue as a going concern. The Company’s present revenues are insufficient to meet operating expenses.

The financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred cumulative net losses of $ 24,875 since its inception and requires capital for its contemplated operational and marketing activities to take place. The Company’s ability to raise additional capital through the future issuances of common stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern.

The financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

NOTE 7 – RELATED PARTY TRANSACTIONS

Athanasios Tsiodras, Director and Janet Janes, President of the Company may, in the future, become involved in other business opportunities as they become available, thus they may face a conflict in selecting between the Company and their other business opportunities. The company has not formulated a policy for the resolution of such conflicts.

While the company is seeking additional capital, Mr. Tsiodras has advanced funds to the company to pay for any costs incurred by it. These funds are interest free. The balance due Mr. Tsiodras was $ 8,731 on April 30, 2008.

NOTE 8 – STOCK TRANSACTIONS

Transactions, other than employees’ stock issuance, are in accordance with paragraph 8 of SFAS 123. Thus issuances shall be accounted for based on the fair value of the consideration received. Transactions with employees’ stock issuance are in accordance with paragraphs (16-44) of SFAS 123. These issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, or whichever is more readily determinable.

8

CANUSA CAPITAL CORP.

(AN EXPLORATION STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

April 30, 2008 and 2007

On December 27, 2006, the Company issued a total of 1,500,000 shares of common stock to one director for cash in the amount of $0.005 per share for a total of $7,500.

Beginning October 10, 2007 the Company began receiving proceeds from a “best efforts”, all or none offering. The company was not able to spend any of the proceeds unless all the shares were sold and all proceeds were received. The closing date for the offering was November 30, 2007. The final funds deposit was December 4, 2007. As of January 31, 2008 1,000,000 shares of common stock were sold for cash in the amount of $0.025 per share for a total of $ 25,000.

As of April 30, 2008 the Company had 2,500,000 shares of common stock issued and outstanding.

NOTE 9 – STOCKHOLDERS’ EQUITY

The stockholders’ equity section of the Company contains the following classes of capital stock as of April 30, 2008:

Common stock, $0.001 par value: 100,000,000 shares authorized; 2,500,000 shares issued and outstanding.

9

Canusa Capital Corp.
(An Exploration Stage Company)
Balance Sheet

ASSETS

		January 31,		April 30,
		2009		2008

Current Assets
Cash		$122		$16,337
Savings		4		19

Total Current Assets		126		16,356

Other Assets

Total Other Assets		-		-

TOTAL ASSETS		$126		$16,356

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
	$		$
Loan from Director		11,947		8,731

Total Current Liabilities		11,947		8,731

Total Liabilities		11,947		8,731

Stockholders' Equity

Common stock, ($0.001 par value, 100,000,000 shares
authorized; 2,500,000 shares issued and outstanding
as of Jan. 31, 2009 and April 30, 2008 respectively		2,500		2,500
Additional paid-in capital		30,000		30,000
Deficit accumulated during Development stage		(44,321)		(24,875)

Total Stockholders' Equity		(11,821)		7,625

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY		$126		$16,356

See Notes to Financial Statements.

2

Canusa Capital Corp.
(An Exploration Stage Company)
Statement of Operations

							Dcember 27, 2006
							(inception)
		Three Mos. Ended		Three Mos. Ended	Nine Mos. Ended	Nine Mos. Ended	through
		January 31,		January 31,	January 31,	January 31,	January 31,
		2009		2008	2009	2008	2009

Revenues

Revenues	$		$		$-	$-	$-

Total Revenues					-		-

General & Administrative Expenses		8,826		2,133	19,445	10,274	44,321

Total General & Administrative Expenses		(8,826)		(2,133)	(19,445)	(10,274)	(44,321)

Net Income (Loss)		$(8,826)		$(2,133)	$(19,445)	$(10,274)	$(44,321)

Basic earnings per share		$(0.00)		$(0.00)	$(0.01)	$(0.01)

Weighted average number of
common shares outstanding		2,500,000		2,304,565	2,500,000	1,769,565

See Notes to Financial Statements

3

Canusa Capital Corp.
(An Exploration Stage Company)
Statement of Changes in Stockholders' Equity
From December 27, 2006 (Inception) through January 31, 2009

				Deficit
	Common	Common	Additional	Accumulated
	Stock	Stock	Paid-in	During	Total
		Amount	Capital	Development
				Stage

Balance, December 27, 2006	-	$ -	$ -	$ -	$ -

Stock issued for cash on December 27, 2006
@ $0.005 per share	1,500,000	1,500	6,000	-	7,500

Net loss, April 30, 2007				(7,631)	(7,631)

Balance, April 30, 2007	1,500,000	$ 1,500	$ 6,000	$ (7,631)	$ (131)

Stock issued for cash on Oct 10, 2007 @$0.025	80,000	80	1,920		2,000
Stock issued for cash on Oct 19, 2007 @$0.025	80,000	80	1,920	-	2,000
Stock issued for cash on Oct 22, 2007 @$0.025	80,000	80	1,920		2,000
Stock issued for cash on Oct 24, 2007 @$0.025	60,000	60	1,440		1,500
Stock issued for cash on Oct 26, 2007 @$0.025	40,000	40	960		1,000
Stock issued for cash on Oct 31, 2007 @$0.025	40,000	40	960		1,000
Stock issued for cash on Nov 1, 2007 @$0.025	80,000	80	1,920		2,000
Stock issued for cash on Dec. 4, 2007 @$0.025	540,000	540	12,960		13,500

Net loss, April 30, 2008				(17,244)	(17,244)

Balance, April 30, 2008	2,500,000	2,500	30,000	(24,875)	$ 7,625

Net loss, July 31, 2008				(3,788)	(3,788)

Balance, July 31, 2008	2,500,000	2,500	30,000	(28,663)	3,837

Net loss, October 31, 2008				(6,832)	(6,832)

Balance, October 31, 2008	2,500,000	2,500	30,000	(35,495)	(2,995)

Net loss, January 31, 2009				(8,826)	(8,826)

Balance, January 31, 2009	2,500,000	2,500	30,000	(44,321)	(11,821)

Canusa Capital corp.
(An Exploration Stage Company)
Statement of Cash Flows

				December 27, 2006
				(inception)
	Nine Mos. Ended		Nine Mos. Ended	through
	January 31,		January 31,	January 31,
	2009		2008	2009

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	$(19,445)		$(10,274)	$(44,321)
Adjustments to reconcile net loss to net cash	(1)
provided by (used in) operating activities:

Changes in operating assets and liabilities:
Increase (Decrease) in Accounts Payable	2,116			2,116
Increase (Decrease) in Loans from Director	$1,100		$8,100	$9,831

Net cash provided by (used in) operating activities	(16,230)		(2,174)	(32,374)

CASH FLOWS FROM INVESTING ACTIVITIES

Net cash provided by (used in) investing activities	-			-

CASH FLOWS FROM FINANCING ACTIVITIES

Issuance of common stock	-		1,000	2,500
Additional paid-in capital	-		24,000	30,000

Net cash provided by (used in) financing activities	-		25,000	32,500

Net increase (decrease) in cash	(16,230)		22,826	126

Cash at beginning of period	16,356		500	-

Cash at end of year	$126		$23,326	$126

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during year for:

Interest	$-	$		$-

Income Taxes	$-	$		$-

See Notes to Financial Statements.

4

CANUSA CAPITAL CORP.

(AN EXPLORATION STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

January 31, 2009

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Canusa Capital Corp. (the Company) was incorporated on December 27, 2006 under the laws of the State of Delaware. The Company is beneficial owner of Dap 1-4 Mineral Claims, North Paymaster Canyon Area, Esmeralda County, Nevada, USA. The Company is primarily engaged in the acquisition and exploration of mining properties.

The Company has been in the exploration stage since its formation and has not yet realized any revenues from its planned operations. Upon the location of commercially mineable reserves, the Company plans to prepare for mineral extraction and enter the development stage.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The Company reports revenues and expenses using the accrual method of accounting for financial and tax reporting purposes.

USE OF ESTIMATES

Management uses estimates and assumptions in preparing these financial Statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

PRO FORMA COMPENSATION EXPENSE

No stock options have been issued by Canusa Capital Corp. Accordingly, no pro forma compensation expense is reported in these financial statements.

MINERAL PROPERTY ACQUISITION AND EXPLORATION COSTS

The company expenses all costs related to the acquisition and exploration of mineral properties in which it has secured exploration rights prior to establishment of proven and probable reserves. To date, the Company has not established the commercial feasibility of any exploration prospects; therefore, all costs are being expensed.

DEPRECIATION, AMORTIZATION AND CAPITALIZATION

The Company records depreciation and amortization when appropriate using both straight-line and declining balance methods over the estimated useful life of the assets (five to seven years). Expenditures for maintenance and repairs are charged to expense

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CANUSA CAPITAL CORP.

(AN EXPLORATION STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

January 31, 2009

as incurred. Additions, major renewals and replacements that increase the property’s useful life are capitalized. Property sold or retired, together with the related accumulated depreciation is removed from the appropriated accounts and the resultant gain or loss is included in net income.

INCOME TAXES

The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. Under Statement 109, a liability method is used whereby deferred tax assets and liabilities are determined based on temporary differences between basis used for financial reporting and income tax reporting purposes. Income taxes are provided based on tax rates in effect at the time such temporary differences are expected to reverse. A valuation allowance is provided for certain deferred tax assets if it is more likely than not, that the Company will not realize the tax assets through future operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial Accounting Standards statements No. 107, “Disclosures About Fair Value of Financial Instruments”, requires the Company to disclose, when reasonably attainable, the fair market values of its assets and liabilities which are deemed to be financial instruments. The Company’s financial instruments consist primarily of cash and certain investments.

INVESTMENTS

Investments that are purchased in other companies are valued at cost less any impairment in the value that is other that temporary in nature.

PER SHARE INFORMATION

The Company computes per share information by dividing the net loss for the period presented by the weighted average number of shares outstanding during such period.

NOTE 3 – PROVISION FOR INCOME TAXES

The provision for income taxes for the period ended January 31, 2009 represents the minimum state income tax expense of the Company, which is not considered significant.

NOTE 4 – COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is not presently involved in any litigation.

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CANUSA CAPITAL CORP.

(AN EXPLORATION STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

January 31, 2009

NOTE 5 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the FASB issued FASB Interpretation (FIN) No. 48, "Accounting for Uncertainty in Income Taxes--An Interpretation of FASB Statement No. 109" (FIN 48). This Interpretation clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. FIN 48 will also require significant additional disclosures. This Interpretation will be effective for fiscal years beginning after December 15, 2006. We will implement this Interpretation in the first quarter of 2007 on a prospective basis. We are currently evaluating the potential impact this Interpretation will have on our financial position and results of operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157), which provides guidance on how to measure assets and liabilities that use fair value. SFAS 157 will apply whenever another US GAAP standard requires (or permits) assets or liabilities to be measured at fair value but does not expand the use of fair value to any new circumstances. This standard also will require additional disclosures in both annual and quarterly reports. SFAS 157 will be effective for financial statements issued for fiscal years beginning after November 15, 2007, and will be adopted by us beginning in the first quarter of 2008. We are currently evaluating the potential impact this standard may have on our financial position and results of operations, but do not believe the impact of the adoption will be material.

In September 2006, the SEC staff issued Staff Accounting Bulletin (SAB) No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 was issued in order to eliminate the diversity of practice in how public companies quantify misstatements of financial statements, including misstatements that were not material to prior years' financial statements. We will initially apply the provisions of SAB 108 in connection with the preparation of our annual financial statements for the year ending December 31, 2006. We have evaluated the potential impact SAB 108 may have on our financial position and results of operations and do not believe the impact of the application of this guidance will be material.

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CANUSA CAPITAL CORP.

(AN EXPLORATION STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

January 31, 2009

NOTE 6 – GOING CONCERN

Future issuances of the company’s equity or debt securities will be required in order for the company to continue to finance its operations and continue as a going concern. The Company’s present revenues are insufficient to meet operating expenses.

The financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred cumulative net losses of $44,321 since its inception and requires capital for its contemplated operational and marketing activities to take place. The Company’s ability to raise additional capital through the future issuances of common stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern.

The financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

NOTE 7 – RELATED PARTY TRANSACTIONS

Athanasios Tsiodras, Director and Janet Janes, President of the Company may, in the future, become involved in other business opportunities as they become available, thus they may face a conflict in selecting between the Company and their other business opportunities. The company has not formulated a policy for the resolution of such conflicts.

While the company is seeking additional capital, Mr. Tsiodras has advanced funds to the company to pay for any costs incurred by it. These funds are interest free. The balance due Mr. Tsiodras was $ 11,947 on January 31, 2009.

NOTE 8 – STOCK TRANSACTIONS

Transactions, other than employees’ stock issuance, are in accordance with paragraph 8 of SFAS 123. Thus issuances shall be accounted for based on the fair value of the consideration received. Transactions with employees’ stock issuance are in accordance with paragraphs (16-44) of SFAS 123. These issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, or whichever is more readily determinable.

8

CANUSA CAPITAL CORP.

(AN EXPLORATION STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

January 31, 2009

On December 27, 2006, the Company issued a total of 1,500,000 shares of common stock to one director for cash in the amount of $0.005 per share for a total of $7,500.

On January 31, 2008, the Company issued a total of 1,000,000 shares of common stock for cash in the amount of $0.025 per share for a total of $ 25,000.

As of January 31, 2009 the Company had 2,500,000 shares of common stock issued and outstanding.

NOTE 9 – STOCKHOLDERS’ EQUITY

The stockholders’ equity section of the Company contains the following classes of capital stock as of January 31, 2009:

Common stock, $0.001 par value: 100,000,000 shares authorized; 2,500,000 shares issued and outstanding.

9